UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011 (October 14, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite C-175, Phoenix, AZ 85014

(Address and zip code of principal executive offices)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Southern Copper Corporation (“SCC”) announced that on Friday, October 14, 2011, the Court of Chancery of the State of Delaware issued an opinion in a case challenging the 2005 merger between SCC and Minera Mexico, S.A. de C.V., which was a subsidiary of Americas Mining Company (“AMC”), the parent of SCC.  Specifically, the Court found that SCC paid AMC too much stock consideration in the transaction.  AMC has indicated that it will appeal the decision.  A copy of the opinion is being filed as an exhibit.

ITEM 9.01   Financial Statements and Exhibits

(d)           Exhibits:

99.1         Delaware Court of Chancery (New Castle County) opinion issued on October 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Date: October 17, 2011	By:	/s/Oscar Gonzalez Rocha
	Name:	Oscar Gonzalez Rocha
	Title:	President and Chief Executive Officer